SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2000

                         COMMISSION FILE NUMBER: 0-24053



      Nevada                 The National Capital               88-0350154
 (State or other                Companies, Inc.              (I.R.S. Employer
 jurisdiction of          (Exact name of registrant         Identification No.)
incorporation or         as specified in its charter)
 organization)

18952 MacArthur Boulevard, Suite 300, Irvine, California                92612
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (949) 261-2101


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

        None

Item 2. Acquisition or Disposition of Assets.

        See Item 7. below.

Item 3. Bankruptcy or Receivership.

        None

Item 4. Changes in Registrant's Certifying Accountant.

        None

Item 5. Other Events.

        None

Item 6. Resignations of Registrant's Directors.

        None

Item 7. Financial Statements and Exhibits.

     This report amends the current report filed by The National Capital Companies, Inc. (the "Company") dated March 30, 2000. Effective March 9, 2000, the Company completed its acquisition of AISCO Holdings, Ltd ("AISCO") in exchange for 818,090 shares of the Company's common stock.

     The audited financial statements of AISCO Holdings, Ltd as of December 31, 1999 and for each of the two fiscal years ended December 31, 1999 are presented below.

     The unaudited pro forma consolidated statements of operations for the year ended December 31, 1999 presented below represent the results for the Company and AISCO as if the acquisition had occurred on January 1, 1999. This information is based on the historical financial statements of the Company and AISCO and the related notes thereto. The acquisition of AISCO has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and the liabilities assumed have been recorded at their fair values as of the date the acquisition, which do not differ significantly from historical costs. The excess of the purchase price over the fair value of the assets and the liabilities assumed has been recorded as goodwill.

     The unaudited pro forma statements of operations are based on assumptions and adjustments that we believe are reasonable. This information does not purport to represent what our actual results of operations would have been if the events described above had occurred as of the dates indicated or what our result of operations would be for any future periods. The unaudited pro forma statements of operations should be read in conjunction with the historical financial statements and related notes previously filed by the Company and as included elsewhere in this document.

                          INDEX TO FINANCIAL STATEMENTS

Audited Financial Statements for AISCO Holdings, Ltd:

          Report of Clifton Gunderson LLC, Independent Auditors................4

          Consolidated Statements of Financial Condition as of
               December 31, 1999 and 1998......................................5

          Consolidated Statements of Operations for the years ended
               December 31, 1999 and 1998......................................7

          Consolidated Statements of Stockholders' Equity for the years ended
               December 31, 1999 and 1998......................................8

          Consolidated Statements of Cash Flows for the years ended
               December 31, 1999 and 1998......................................9

          Notes to the Consolidated Financial Statements......................10

Unaudited Pro Forma Consolidated Statements of Income:

          Pro  Forma Consolidated Statements of Income........................19


Additional financial information may be found in the Company's filings on Forms 10QSB and 8K.

                          Independent Auditor's Report

Board of Directors
AISCO Holdings, Ltd.
East Peoria, Illinois

We have audited the accompanying consolidated statements of financial condition of AISCO Holdings, Ltd. and its subsidiaries as of December 31, 1999 and 1998 and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion of these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of AISCO Holdings, Ltd. and its subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Clifton Gunderson L.L.C.

Peoria, Illinois
May 22, 2000

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                           December 31, 1999 and 1998

                                     ASSETS

                                                            1999        1998
                                                         ----------  ----------
CURRENT ASSETS
     Cash                                                $  352,099  $  648,402
     Notes Receivable                                       117,648     152,909
     Loans receivable from related parties
       (net of allowance for doubtful accounts of
          $138,000 in 1999 and $-0- in 1998)                    726      35,941
     Commissions advanced (net of allowance
       for doubtful accounts of $-0- in
          1999 and $82,071 in 1998)                         358,731     141,072
     Commissions receivable                               1,135,993     432,413
     Receivables from registered representatives            130,639      21,031
     Securities inventory marketable, at market value        11,892      14,707
     Employee advances                                        5,136      33,647
     Prepaid expenses                                         1,500       1,592
     Other assets                                             3,291       3,291
                                                         ----------  ----------
               Total current assets                       2,117,655   1,485,005
                                                         ----------  ----------


PROPERTY, PLANT, AND EQUIPMENT
     Land                                                   177,447     177,447
     Building                                               670,483     670,483
     Equipment and furniture                                529,880     489,250
                                                         ----------  ----------
               Total, at cost                             1,377,810   1,337,180
     Less accumulated depreciation                          380,573     260,588
                                                         ----------  ----------
               Total property, plant, and equipment         997,237   1,076,592
                                                         ----------  ----------

OTHER ASSETS
     Deposits - clearing                                    165,000     155,000
     Goodwill, net of accumulated amortization of
       $56,786 in 1999 and $28,393 in 1998                  369,109     397,502
                                                         ----------  ----------
               Total other assets                           534,109     552,502
                                                         ----------  ----------


TOTAL ASSETS                                             $3,649,001  $3,114,099
                                                         ==========  ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                          1999          1998
                                                       ----------    ----------
CURRENT LIABILITIES
     Bank overdraft                                    $       --    $    4,640
     Accounts payable                                     449,295       627,854
     Related party loans payable                            6,954        12,299
     Notes payable                                         90,388        14,000
     Current maturities of long-term debt                 823,580       844,580
     Accrued payroll                                       20,565        18,068
     Accrued commissions                                1,548,054     1,198,634
     Accrued interest                                       8,304         4,102
     Securities inventory payable                          15,489        15,185
     Broker/dealer fees payable                             3,203         3,563
     Payroll taxes payable                                  2,502            --
                                                       ----------    ----------
               Total current liabilities                2,968,334     2,742,925
                                                      -----------    ----------

OTHER LIABILITIES
     Subordinated note payable                             75,000        85,000
     Long-term debt, less current maturities above        196,310       129,857
                                                      -----------    ----------
               Total other liabilities                    271,310       214,857
                                                      -----------    ----------

STOCKHOLDERS' EQUITY
     Class A common stock, $.000067 par value;
       10,000,000 shares authorized, 1,639,059
       issued at December 31, 1999 and 1998                   109           109
     Class B common stock, $.000067 par value;
       10,000,000 shares authorized, 421,821
       issued and outstanding at December 31, 1998             28            28
     Additional paid-in capital                         1,609,880     1,609,880
     Retained deficit                                  (1,192,660)   (1,450,700)
     Less treasury stock, 2.880 shares Class A
       common stock, at cost                               (3,000)       (3,000)
     Less treasury stock, 35,400 shares Class B
       common stock, at cost                               (5,000)           --
                                                      -----------    ----------
                    Total stockholders' equity            409,357       156,317
                                                      -----------    ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 3,649,001    $3,114,099
                                                      ===========    ==========

    These consolidated financial statements should be read only in connection with accompanying summary of significant accounting policies and notes to consolidated financial statements.

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                 For the Years Ended December 31, 1999 and 1998

                                                       1999            1998
                                                   ------------    ------------
REVENUE
     Commissions:
          Standard                                 $ 15,221,711    $ 12,267,157
          Mutual Fund                                 3,353,553       3,096,403
          Insurance                                   2,358,552       1,777,187
          Commodity                                     215,587         577,174
     Rebates                                            265,364         247,792
                                                   ------------    ------------
               Total                                 21,414,767      17,965,713
     Rental income                                        7,200           7,200
                                                   ------------    ------------
               Total revenue                         21,421,967      17,972,913
                                                   ------------    ------------
EXPENSES
     Commissions                                     14,779,636      12,542,096
     Broker/dealer fees                               2,781,504       2,244,898
     Wages and benefits                               1,335,533       1,370,718
     Bad debt expenses                                   60,841         710,574
     Settlements                                        286,810          77,500
     Trading losses                                       3,519         108,040
     Office expense                                     764,320       1,259,752
     Travel and entertainment                           224,719         174,072
     Professional fees                                  568,966         353,398
     Recruiting expenses                                 84,879          72,295
     Depreciation and amortization                      148,378         155,436
     Miscellaneous                                       81,793          49,961
     Rental expenses                                         --          44,962
     Administrative expenses - related parties          236,400         220,200
                                                   ------------    ------------
               Total expenses                        21,357,298      19,383,902
                                                   ------------    ------------

               Income (loss) from operations             64,669      (1,410,989)

OTHER INCOME (EXPENSE)
     Interest participation                             183,923         173,280
     Interest earned                                     24,814          40,778
     Miscellaneous income                                74,732          73,794
     Seminar revenue                                     66,500          57,650
     Seminar expense                                    (66,500)        (69,112)
     Consulting revenue                                  36,000          33,863
     Interest expense                                  (110,529)       (112,219)
     Loss on disposal of equipment                           --         (12,500)
                                                   ------------    ------------

               Income (loss) before income taxes        273,609      (1,225,455)

INCOME TAX PROVISION                                     15,569          21,414
                                                   ------------    ------------

NET INCOME (LOSS)                                  $    258,040    $ (1,246,869)
                                                   ============    ============

 These consolidated financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to consolidated financial statements.


                                              AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                                           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                           For the Years Ended December 31, 1999 and 1998

                                   Class A        Class B     Additional                     Class A        Class B        Total
                                   Common         Common       Paid-in       Retained       Treasury       Treasury    Stockholders'
                                    Stock          Stock       Capital        Deficit         Stock          Stock        Equity
                                  -----------   -----------   -----------   -----------    -----------    -----------    -----------
BALANCE, DECEMBER 31, 1997        $       109   $        28   $ 1,609,880   $  (203,831)   $    (3,000)   $        --   $ 1,403,186
     Net loss                              --            --            --    (1,246,869)            --             --    (1,246,869)
                                  -----------   -----------   -----------   -----------    -----------    -----------   -----------

BALANCE, DECEMBER 31, 1998                109            28     1,609,880    (1,450,700)        (3,000)            --       156,317
     Net income                            --            --            --       258,040             --             --       258,040
     Purchase of treasury stock            --            --            --            --             --         (5,000)       (5,000)
                                  -----------   -----------   -----------   -----------    -----------    -----------   -----------

BALANCE, DECEMBER 31, 1999        $       109   $        28   $ 1,609,880   $(1,192,660)   $    (3,000)   $    (5,000)  $   409,357
                                  ===========   ===========   ===========   ===========    ===========    ===========   ===========

                           These consolidated financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to consolidated financial statements.

                    AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 1999 and 1998


                                                           1999         1998
                                                       -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                   $   258,040   $(1,246,869)
  Adjustments to reconcile net income
    (loss) to net cash provided by (used
    in) operating activities:
    Provision for bad debts                                60,841       710,574
    Depreciation and amortization                         148,378       155,436
    Loss on disposal of equipment                              --        12,500
    Change in market value of securities
        inventory purchased, not yet paid for               3,119        (2,189)
    Effects of changes in operating assets
        liabilities:
        Commissions advanced                             (245,463)     (208,928)
        Receivables                                      (784,677)        9,551
        Other assets                                           --         8,742
        Deposits                                          (10,000)      (47,409)
        Prepaid expenses                                       92           758
        Accounts payable                                 (178,559)      519,500
        Accrued commissions                               349,420       454,418
        Broker/dealer fees payable                           (360)       (6,533)
        Payroll taxes payable                               2,502            --
        Accrued payroll and interest                        6,699        (9,677)
                                                      -----------   -----------
          Net cash provided by (used
           in) operating activities                      (389,968)      349,874
                                                      -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                                    (4,640)      (67,821)
  Issuance of notes receivable                            (74,401)      (29,291)
  Receipts on notes and loans receivable                  111,840        60,303
                                                      -----------   -----------
          Net cash used in investing
           activities                                      (3,191)      (36,809)
                                                      -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net decrease in bank overdraft                           (4,640)       (8,544)
  Payments of subordinated loans                          (10,000)           --
  Proceeds from issuance of subordinated loans                 --        75,000
  Proceeds from issuance of loans and notes payable       131,954       195,000
  Payments on loans and notes payable                     (60,911)     (255,765)
  Payments on long-term debt                             (239,189)      (92,400)
  Proceeds from issuance of long-term debt                284,642            --
  Purchase of treasury stock                               (5,000)           --
                                                      -----------   -----------
          Net cash provided by (used in)
           operating activities                            96,856       (86,709)
                                                      -----------   -----------
NET INCREASE (DECREASE) IN CASH                          (296,303)      226,356

CASH, BEGINNING OF YEAR                                   648,402       422,046
                                                      -----------   -----------

CASH, END OF YEAR                                     $   352,099   $   648,402
                                                      ===========   ===========

 These consolidated financial statements should be read only in connection with the accompanying summary of significant accounting policies and notes to consolidated financial statements.

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                           December 31, 1999 and 1998


AISCO Holdings, Ltd. (Holding Company) was incorporated November 7, 1995 to act as a financial services holding company for the following companies which are wholly owned subsidiaries:

American Investment Services, Inc. (AIS) operates as a broker/dealer under the provisions of paragraph (k)(2)(i) of rule 15c3-3 of the Securities and Exchange Commission and, accordingly, is exempt from the remaining provisions of that Rule. The requirements of paragraph (k)(2)(i) provide that the Company carry no margin accounts, promptly transmit all customer funds and deliver all securities received in connection with its activities as a broker/dealer, hold no funds or securities for, or owe money or securities to, customers and effectuate all financial transactions with its customers through a bank account designated as a special account for exclusive benefit of its customers.

AISCO Development Corporation (Development) was incorporated on February 26, 1996 to operate as a franchise of American Investment Services, Inc.

AISCO Agencies, Inc. (Agencies) was incorporated on December 20, 1993 to operate as a registered insurance agency.

AISCO Futures, Inc. (Futures) was incorporated on November 7, 1995 to operate as a commodity brokerage firm.

AISCO Trading, Inc. (Trading) has been in the development stage since it was incorporated on November 7, 1995 to operate as a nonretail broker/dealer.

Dunnehill Capital Management, Inc. (DCM) has been in the development stage since it was incorporated on November 7, 1995 to operate as a registered investment advisory firm.

Facilities Financial Corporation (FFC) was incorporated on November 7, 1995 to operate as a finance company specializing in lending and leasing. The Company primarily serves other related companies.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Holding Company and its subsidiaries. Intercompany transactions and balances have been eliminated.

USE OF ESTIMATES IN PREPARING FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. A material estimate that is particularly susceptible to significant change in the near term relates to the determination of the allowance for doubtful accounts related to loans and other receivables.

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                           December 31, 1999 and 1998


CASH EQUIVALENTS

The Holding Company considers all liquid investments with a maturity of three months or less when purchased to be cash equivalents.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

An allowance for doubtful accounts has been established in the amount of $138,000 at December 31, 1999 for related party receivables. The collection of this receivable is contingent upon future events of which the outcome is uncertain, therefore, an allowance for bad debts has been established in the full amount of the receivable.

An allowance for doubtful accounts had been established in the amount of $82,071 at December 31, 1998 for commissions advanced. This amount represented balances owed to American Investment Services, Inc. by representatives who have terminated employment subsequent to December 31, 1998. These balances were written off during the year ended December 31, 1999.

1999 and 1998 commissions receivable have been adjusted for all accounts considered by management to be uncollectible. No allowance for bad debts is considered necessary at year end.

COMMISSIONS RECEIVABLE

Cash accounts held by clearing firms cannot be classified as cash per net capital computation rules. At December 31, 1999 and 1998, cash held by clearing firms equaled $91,010 and $32,640, respectively. These amounts are classified as commissions receivable.

SECURITIES INVENTORY

Marketable securities are valued at market value. Profit and loss arising from all securities transactions entered into for the account and risk of AISCO Trading are recorded on a trade-date basis.

FIXED ASSETS

Fixed assets are stated at cost. Depreciation of fixed assets is provided over the estimated useful lives of the respective assets, which range from 5 to 39 years, and is computed on accelerated methods.

GOODWILL

Goodwill is being amortized over 15 years on a straight-line basis.

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                           December 31, 1999 and 1998


REVENUE RECOGNITION

Commission income and expense is recorded on a settlement-date basis, which does not produce financial results materially different from a trade-date basis.

INCOME TAXES

Deferred income taxes are provided on temporary differences between financial statement and income tax reporting. Temporary differences are differences between the amounts of assets and liabilities reported for financial statement purposes and their tax bases. Deferred tax assets are recognized for temporary differences that will be deductible in future years' tax returns and for operating loss and tax credit carryforwards. Deferred tax assets are reduced by a valuation allowance if it is deemed more likely than not that some or all of the deferred tax assets will not be realized. Deferred tax liabilities are recognized for temporary difference that will be taxable in future years' tax returns.


            This information is an integral part of the accompanying
                       consolidated financial statements.

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


NOTE 1 - NET CAPITAL REQUIREMENTS

American Investment Services, Inc. is subject to the Securities and Exchange Commission uniform net capital rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1 (and the rule also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital would be reduced below $114,240 and $83,088 at December 31, 1999 and 1998, respectively, or if the resultant net capital ratio would exceed 10 to 1). At December 31, 1999 and 1998, AIS had net capital of $22,657 and $90,133, respectively, which was $(91,583) and $7,045, respectively, in (deficit) excess of its required net capital of $114,240 and $83,088, respectively, aggregate indebtedness was $1,713,599 and $1,246,325, respectively, and the ratio of aggregate indebtedness to net capital was 75.63 and 13.83 to 1, respectively.

AISCO Trading, Inc. is subject to the Securities and Exchange Commission uniform net capital rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 8 to 1 (and the rule also provides that equity capital may not be withdrawn or cash dividends paid if the resulting net capital would be reduced below $100,000, or if the resultant net capital ratio would exceed 8 to 1). At December 31, 1999 and 1998, Trading had net capital of
$118,782   and   $128,906,   respectively,   which  was  $18,782  and   $28,906,
respectively, in excess of its required net capital of $100,000, aggregate indebtedness was $64, and the ratio of aggregate indebtedness to net capital was
 .05 to 1 at December 31, 1999. Aggregate indebtedness and the ratio of aggregate indebtedness to net capital was zero at December 31, 1998.

AISCO Futures, Inc. is subject to the Commodity Futures Trading Commission's (CFTC's) minimum financial requirements (Regulation 1.16 and 1.17), which requires the maintenance of minimum capital of $36,000 and $48,000 for 1999 and 1998, respectively. Equity capital of Futures must be at least 30 percent of the required total ($36,000 and $48,000 for 1999 and 1998, respectively). At December 31, 1999 and 1998, Futures had net capital of $90,124 and $48,929, respectively, which was $54,124 and $929, respectively, in excess of its required net capital of $36,000 and $48,000, respectively. The equity capital of Futures was 250 and 102 percent of the required capital at December 31, 1999 and 1998, respectively.

NOTE 2 - SUBORDINATED NOTE PAYABLE - RELATED PARTY

At December 31, 1999 and 1998, AISCO Holdings, Ltd. had subordinated notes payable of $75,000 and $85,000, respectively. A $10,000 note was obtained on December 23, 1993 and bears interest at 8 percent per annum. The note was repaid during 1999. A $75,000 note was obtained on August 15, 1998 and bears interest at 8 percent per annum. The note is due in full on August 31, 2001. The subordinated borrowings are covered by agreements approved by the NASD and are thus available in computing net capital under the Securities and Exchange Commission's uniform net capital rule. The notes are subordinate in right of payment and subject to the prior payment of all present and future claims of creditors.

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


NOTE 3 - CAPITAL STRUCTURE

AISCO Holdings, Ltd. has the following classes of stock available for sale:

     10,000,000 Shares of Class A, $.000067 par value common stock are authorized. 1,639,059 Shares are issued at December 31, 1999 and 1998. The shares are noncumulative, voting, and carry no preemptive rights.

     10,000,000 Shares of Class B, $.000067 par value common stock are authorized. 421,821 Shares are issued at December 31, 1999 and 421,821 issued and outstanding at December 31, 1998. The shares are nonvoting, and carry no preemptive rights.

     10,000,000 Shares of Class Y, $1 par value preferred stock are authorized. No shares are issued and outstanding at December 31, 1999 and 1998. The shares are noncumulative, nondividend paying, voting, and carry no preemptive rights. The shares carry preference on dissolution over common Classes A and B and equal to preferred Class Z.

     10,000,000 Shares of Class Z, $1 par value preferred stock are authorized. No shares are issued and outstanding at December 31, 1999 and 1998. The shares are nonvoting, nondividend paying, and carry no preemptive rights. The shares carry preference on dissolution over common Classes A and B and equal to preferred Class Y.

At December 31, 1998, the Corporation had 251,410 outstanding warrants to purchase Class B common stock at prices ranging from $5.33 to $6.66 per share. The warrants expired at various dates through December 31, 1999. At December 31, 1999 and 1998, the Corporation had 300,000 and 343,500, respectively, outstanding and exercisable noncompensatory stock options to purchase Class B common stock at a price of $3.33. 43,500 options expired on September 30, 1999. The remaining 300,000 options expire on June 12, 2002. No warrants or options were exercised during the years ended December 31, 1999 and 1998.

NOTE 4 - RELATED PARTY TRANSACTIONS

Several of the Holding Company's officers and shareholders are registered representatives of American Investment Services, Inc. Commissions earned by these individuals at December 31, 1999 and 1998, totaled $161,296 and $87,472 respectively. Commission advanced to these individuals at December 31, 1999 and 1998 totaled $69,050 and $22,726, respectively. The commissions advanced to these individuals are included as part of the total commissions advanced on the statements of financial condition.

The Holding Company has notes and loans receivable due from employees and registered representatives totaling $256,374 and $188,850 at December 31, 1999 and 1998, respectively. $117,648 and $152,909 of the notes at December 31, 1999 and 1998, respectively, are due at various dates through 2002 and bear interest at rates ranging from 10.0 to 12.5 percent. $726 and $35,941 of the loans receivable at December 31, 1999 and 1998, respectively, are due in 2000 and 1999 and bear interest at a rate of 8 percent. The Company has made provisions for doubtful accounts of $138,000 and $ -0-, respectively, against these notes and loans receivable.

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


NOTE 4 - RELATED PARTY TRANSACTIONS (CONTINUED)

The Holding Company has a $6,954 loan payable to registered representatives of American Investment Services, Inc. and $12,299 note payable to MIS, a related party owned by a stockholder of the Company at December 31, 1999 and 1998, respectively. The loan payable is unsecured, due January 2000, and noninterest bearing. The note payable to MIS was repaid during 1999.

AIS, FFC, and Agencies pay a consulting fee to Docu-Management Corporation, a related party owned by a stockholder of the Company. Consulting expense for the years ended December 31, 1999 and 1998 was $218,4000 and $220,200, respectively. Agencies also paid an $18,000 consulting fee to an employee of American Investment Services, Inc. for accounting services.

FFC  receives  rent  income  from  Docu-Management  Corporation.   Building  and
equipment charges received from Docu-Management Corporation totaled $7,200 for each of the years ended December 31, 1999 and 1998.

The  Holding   company   receives   consulting   revenue  from   Docu-Management
Corporation. Consulting revenue received was $36,000 and $33,000 during the years ended December 31, 1999 and 1998, respectively.

The administrative expenses - related parties is summarized as follows:

                                                            1999         1998
                                                         ---------    ---------
AIS consulting fee to Docu-Management Corporation        $ 210,000    $ 216,000
FFC consulting fee to Docu-Management Corporation            4,200        4,200
Agencies consulting fee to Docu-Management Corporation       4,200           --
agencies consulting fee to AIS employee                     18,000           --
                                                         ---------    ---------
Total                                                    $ 236,400    $ 220,200
                                                         =========    =========

NOTE 5 - INCOME TAXES

The sources of deferred tax assets and the tax effect of each are as follows:

                                                            1999         1998
                                                         ---------    ---------
Tax benefit of net operating loss carryforwards          $  16,300    $  93,500
Valuation allowance                                        (16,300)     (93,500)
                                                         ---------    ---------
Net deferred tax asset                                   $      --    $      --
                                                         =========    =========

At December 31, 1999, the Holding Company has carryforwards available to offset future years taxable income as follows:

                                                    Amount        Expiration
                                                    ------        ----------
Federal net operating loss carry over             $ 108,000    December 31, 2018

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


NOTE 5 - INCOME TAXES (CONTINUED)

The provision for income taxes consists of the following components:

                                                           1999         1998
                                                         ---------    ---------
Current                                                  $ 175,000    $ 108,117
Benefit of operating loss carryforwards                   (159,431)    (110,586)
                                                         ---------    ---------
Total provision for income taxes                         $  15,569    $  21,414
                                                         =========    =========

The Holding Company's provision for income taxes differs from the tax that would result from applying statutory federal tax rates to income before income taxes primarily because of state taxes, nondeductible expenses, and the benefits of net operating loss carryforwards.

NOTE 6 - CASH FLOW DISCLOSURES

Cash paid for interest and income taxes was as follows:

                                                           1999          1998
                                                         --------      --------
Interest                                                 $106,327      $108,117
Income taxes                                               10,877        21,430


NOTE 7 - NOTE  PAYABLE
                                                           1999          1998
                                                         --------      --------
$125,000  Promissory note payable to RPR Correspondent
Clearing,  due  September  1, 2000.  Interest is being
charged  on  this  loan  at  8.50  percent.   Note  is
unsecured.                                               $ 90,388      $ 14,000
                                                         ========      ========

NOTE 8 - LONG-TERM DEBT

Long-term debt consisted of the following at December 31:

                                                           1999          1998
                                                         --------      --------
Note payable to Economic  Development  Council for the
Peoria Area requiring  monthly  installments  of $961,
including  interest  at 5.75  percent  per year,  with
final  payment due January 1, 2001.  Secured by second
mortgage on the property  which  houses the  Company's
office.  guaranteed  by  personal  guarantees  of  two
principal shareholders.                                 $  12,082      $ 21,734

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


NOTE 8 - LONG-TERM DEBT (CONTINUED)

                                                            1999         1998
                                                         ---------    ---------
Note payable to First Midwest  Bank,  due September 5,
2000 requiring  monthly payments of $5,948,  including
interest  at  3.00   percent   above  the  prime  rate
published in the Wall Street Journal (11.75  percent).
Secured by first  mortgage and  assignment of rents on
the  property  which  houses  the  Company's   office.
Guaranteed  by  AISCO  holdings,  Ltd.,  and  personal
guarantees of two principal shareholders.               $ 593,354     $ 616,292

Note payable to First Midwest Bank, due July 22, 1999,
requiring   monthly  payments  of  $3,150,   including
interest  at the  prime  rate  published  in the  Wall
Street Journal (7.75 percent).  Guaranteed by personal
guarantees of two principal stockholders.                      --        21,471

Note payable to First Midwest Bank,  due June 6, 2002,
requiring   monthly  payments  of  $2,728,   including
interest at 11 percent per year. Secured by a mortgage
and  assignment of rents on the property  which houses
the Company's  office.  Guaranteed by AISCO  Holdings,
Ltd.  and  personal   guarantees   of  two   principal
shareholders.                                              71,123        94,506

Note payable to First Midwest Bank,  requiring monthly
installments  of $1,324,  including  interest  at 1.50
percent  above the prime  rate  published  in the Wall
Street  Journal (10.0  percent).  Final payment is due
July 6,  2003.  Secured  by  equipment  of  Facilities
Financial Corporation.                                     47,644        58,415

$750,000  line  of  credit  to  Fisery   Correspondent
Services, Inc., due in monthly installments of $10,000
plus  interest at 10.125  percent.  Final  payment due
December 31, 2002. Note is unsecured.                     234,642        70,000

Note payable to First Midwest Bank,  requiring monthly
installments  of  $3,252  including  interest  at 3.00
percent  above the prime  rate  published  in the Wall
Street Journal (11.75  percent).  Final payment is due
September 5, 2000. Secured by a second mortgage on the
property which houses the company's office. Guaranteed
by AISCO Holdings, Ltd. and personal guarantees of two
principal shareholders.                                    61,045        92,019
                                                        ---------     ---------
                                                        1,019,890       974,437

Less current maturities                                  (823,580)     (844,580)
                                                        ---------     ---------

                                                        $ 193,310     $ 129,857
                                                        =========     =========

                   AISCO HOLDINGS, LTD. AND ITS SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


NOTE 8 - LONG-TERM DEBT (CONTINUED)

Required future maturities of long-term debt are as follows:

2000                                                                 $  823,580
2001                                                                    157,857
2002                                                                     29,662
2003                                                                      8,801
                                                                     ----------
                                                                     $1,019,890
                                                                     ==========

NOTE 9 - CONTINGENCIES

American Investment Services, Inc. is also defendant in twelve lawsuits alleging various claims which include: fraud, misrepresentations and omissions, churning, trading of unsuitable investments, negligence, breach of fiduciary duty, conversion, breach of contract, violation of NASD rules, violations of the Illinois Consumer Fraud & Deceptive Practices Act, defamation, and negligent supervision. The suits ask for total damages approximating $2,416,000 in actual damages plus punitive damages, interest, costs, and attorney fees. Outside counsel for the Company has advised that at this stage in the proceedings, they cannot offer an opinion as to the probable outcomes.

At December 31, 1999, American Investment Services, Inc. was $91,583 deifcient in its minimum net capital requirements. AIS rectified this situation on February 7, 2000 when $255,000 of commissions advanced were sold to a related party for $255,000 without recourse. As of May 22, 2000, it is not known whether there will be any fines or penalities assessed to the Company as a result of not maintaining the minimum net capital at December 31, 1999.

NOTE 10 - SUBSEQUENT EVENT

On March 9, 2000 The National Capital Companies, Inc. acquired all of the outstanding Class A common stock of AISCO Holdings, Ltd. in exchange for 818,890 shares of The National Capital Companies, Inc. common stock. AISCO Holdings, Ltd.'s financial information willbe consolidated with The National Capital Companies, Inc. for future financial reporting purposes.


            This information is an integral part of the accompanying
                       consolidated financial statements.


                                                THE NATIONAL CAPITAL COMPANIES, INC.

                                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                                             (In U.S. Dollars, except per share amounts)

                                                    Year Ended December 31, 1999

                                                                NATC            AISCO                        Pro Forma
                                                           ------------     ------------        ---------------------------------
                                                                     Historical                  Adjustments        Consolidated
                                                           -----------------------------        ------------        ------------
NET REVENUE
     Gross revenue ...................................     $  8.704,000     $ 21,422,000        $       --          $ 30,126,000
     Cost of revenue .................................       (3,933,000)     (17,560,000)               --           (21,493,000)
                                                           ------------     ------------        ------------        ------------
          Net revenue ................................        4,771,000        3,862,000                --             8,633,000
                                                           ------------     ------------        ------------        ------------

OPERATING EXPENSES
     Selling, general and administrative expenses ....       (2,914,000)      (3,649,000)               --            (6,563,000)
     Depreciation and amortization ...................         (136,000)        (148,000)           (500,000)(1)        (784,000)
                                                           ------------     ------------        ------------        ------------
          Total operating expenses ...................       (3,050,000)        (148,000)           (500,000)         (7,347,000)
                                                           ------------     ------------        ------------        ------------

INCOME FROM OPERATIONS ...............................        1,721,000           65,000            (500,000)          1,286,000
                                                           ------------     ------------        ------------        ------------

OTHER INCOME (EXPENSE)
     Interest expense ................................          (42,000)        (111,000)               --              (153,000)
     Interest income .................................            5,000           25,000                --                30,000
     Other ...........................................          210,000          295,000                --               505,000
                                                           ------------     ------------        ------------        ------------
          Total other income .........................          173,000          209,000                --               382,000
                                                           ------------     ------------        ------------        ------------

INCOME BEFORE PROVISION FOR TAXES ....................        1,894,000          274,000            (500,000)          1,668,000

PROVISION FOR INCOME TAXES
     Current .........................................         (741,000)        (175,000)               --              (916,000)
     Deferred ........................................          (46,000)         159,000                --               113,000
                                                           ------------     ------------        ------------        ------------

NET INCOME ...........................................     $  1,107,000     $    258,000        $   (500,000)       $    865,000
                                                           ============     ============        ============        ============

BASIC EARNINGS PER SHARE .............................     $       0.55                                             $       0.31(2)

DILUTED EARNINGS PER SHARE ...........................     $       0.55                                             $       0.31(2)

WEIGHTED AVERAGE SHARES OUTSTANDING:
     Basic ...........................................        2,000,000                                                2,818,090(2)
     Diluted .........................................        2,000,000                                                2,818,090(2)

----------
(1) - Amorization of Goodwill related to the acquisition of AISCO

(2) - Includes Shares issued related to the acquisition of AISCO

Item 8. Change in Fiscal Year.

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            THE NATIONAL CAPITAL COMPANIES, INC.


DATED:  November 7, 2000                    By: /s/ Tim A. Quintanilla
                                                -------------------------------
                                                Tim A. Quintanilla

                                            Its:Chief Financial Officer

                                INDEX TO EXHIBITS


(1)  UNDERWRITING AGREEMENT
     Not Applicable.

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Not Applicable.

(4) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES Not Applicable.

(16) LETTER RE: CHANGE IN CERTIFYING ACCOUNTANT
     Not Applicable.

(17) LETTER RE: DIRECTOR RESIGNATION
     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL
     Not Applicable.

(24) POWER OF ATTORNEY
     Not Applicable.

(27) FINANCIAL DATA SCHEDULE
     Not Applicable.

(99) ADDITIONAL EXHIBITS

     Not applicable